Investment in NUAI shares	3 Months Ended
Mar. 31, 2026
Investments, All Other Investments [Abstract]
Investment in NUAI shares

Note 8. Investment in NUAI shares

As part of the consideration received from the sale of TCDC, the Company received common shares of NUAI, which were initially measured at fair value based on the quoted market price on the transaction date. Management concluded that no liquidity or marketability discount was necessary as the shares were traded in an active market with sufficient trading volume to support orderly disposition without materially impacting market price. The investment is subsequently remeasured using quoted market prices in an active market, with changes in fair value recognized in earnings.